                                                                    EXHIBIT 10.8

                                         401[k] Standardized Profit Sharing Plan
                                                              Adoption Agreement
--------------------------------------------------------------------------------
Section 1    Employer Information

Name of Employer              AvantGo Inc.
                     --------------------------------------------------

  Address            1650 Amphlett Blvd #114
                     --------------------------------------------------

  City               San Mateo         State      CA       Zip    94402
                     -----------------       ------------         -----

  Telephone                          (650) 638-3395
                     --------------------------------------------------

  Federal Tax Identification Number      [9][4] - [3][2][7][5][7][8][9]

  Income Tax Year End     12/31      Plan Year End        December 31
                       -----------                  -----------------------
                        Month/Day                          Month/Day


  Type of Business      [_] Sole Proprietorship
  (Check only one)      [_] Partnership
                        [X] Corporation
                        [_] Other (specify)
                                           ------------------------
 Nature of Business (Description)   other business 7398
                                -----------------------------------
 Plan Sequence No.     00       1
                          -------------
                       (Enter 001 if this is the first qualified plan the
                        Employer has ever maintained, enter 002 if it is the second, etc.)

 Plan Name    AvantGo Inc. 401(k) Profit Sharing Plan & Trust
            ----------------------------------------------------------------

Section 2     Effective Dates

 Part A       Initial Adoption or Amendment of Plan: Check and complete Option 1 or 2

  Option 1 This is the initial adoption of a profit sharing plan by the Employer. The Effective Date of this Plan is JANUARY 1, 1998.
                                                                        --
              NOTE: The effective date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

  Option 2 This is an amendment and restatement of an existing profit sharing plan (a Prior Plan).
              The Prior Plan was initially effective on ___________, 19___.
              The Effective Date of this amendment and restatement is ______, 19__.

              NOTE: The effective date is usually the first day of the Plan Year in which this Adoption Agreement is signed.

 Part B       Commencement of Elective Deferrals:
              Elective Deferrals may commence on     April 1          , 1998.
                                                 ---------------------    --

              Note: Complete this part only if Option 1 above was selected. This date may be no earlier then the date this Adoption Agreement is signed because Elective Deferrals cannot be made retroactively.

Section 3     Eligibility Requirements         Complete Parts A, B, C and D



  Part A      Years Of Eligibility Service Requirement:

          [X] An Employee will be eligible to become a Participant in the Plan after completing 1 (enter 0 or 1) Years of Eligibility Service.

              NOTE: If left blank, the Years of Eligibility Service required will be deemed to be 0.

          [_] With the exception of the initial Plan Year Effective Date, an
              Employee will be eligible to become a Participant in the Plan
              after completing   1   (enter 0 or 1) Years of Eligibility
              Service.

              NOTE: If left blank, the Years of Eligibility Service required will be deemed to be 0.

  Part B      Age Requirement:
              An Employee will be eligible to become a Participant in the Plan after attaining age 21 (no more than 21).
              NOTE: If left blank, It will be deemed there is no age requirement for eligibility.


  Part C      Class of Employees Eligible to Participate:
              All Employees shall be eligible to became a Participant in the Plan, except those checked below:

              [X] Those Employees Included in a unit of Employees covered by the terms of a collective bargaining agreement between Employee representatives (the term "Employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers or executives of the Employer) and the Employer under which retirement benefits were the subject of good faith bargaining unless the agreement provides that such Employees are to be included in the Plan.

              [X]  Those Employees who are non-resident aliens pursuant to
              Section 410(b)(3)(C} of the Code and who received no earned income from the Employer which constitutes income from sources within the United States.

  Part D Entry Date: The Entry Dates for participation shall be (Choose only one Option):

              Option 1: [X] The first day of the Plan Year and the first day of the seventh month of the Plan Year.

              Option 2:  [_] Other (Specify)
                                            ------------------------------------
              NOTE: If Option 2 is selected, the Entry Dates specified must be more frequent than those described in Option 1.

Section 4     Elective Deferrals

  Part A      Will Elective Deferrals be permitted under this Plan? (Choose one)

              Option 1: [X]     Yes.
              Option 2: [_]     No.
              NOTE: If no option is selected, Option 2 will automatically apply. Complete the remainder of Section 4 only if Option 1 is selected.

  Part B If Elective Deferrals are permitted under the Plan, a Contributing Participant may elect under a salary reduction agreement to have his Compensation reduced by an amount each pay period as described below (Choose one):

              Option 1: [X] An amount equal to a percentage of the Contributing Participant's Compensation from 1% to 15% in increments of 1%.

              Option 2: [_] An amount of the Contributing Participant's
              Compensation not less than $       and not more than $         .
              The amount of such reduction shall be contributed to the Plan by the Employer on behalf of the Contributing Participant. For any taxable year, a Contributing Participant's Elective Deferrals shall not exceed the limit contained in Section 402(g) of the Code in effect at the beginning of such taxable year.

  Part C Participants who claim Excess Elective Deferrals for the preceding calendar year must submit their claims in writing to the Plan Administrator by Feb. 1.
              NOTE: This date should be a date prior to the Participant's tax return due date. If no date is selected, March 1 will be deemed to be selected.

Section 5     Matching Contributions

  Part A Will the Employer make Matching Contributions to the Plan on behalf of Contributing Participants? (Choose one)

              Option 1: [_]  Yes.
              Option 2: [X]  No.
              NOTE: If no option is selected, Option 2 will automatically apply. Complete the remainder of Section 5 only if Option 1 is selected.

  Part B Matching Contribution Formula. If the Employer will make Matching Contributions, then the amount of such Matching Contributions made on behalf of a Contributing Participant each Plan Year shall be (Choose one):

              Option 1: [X] An amount equal to ____% of such Contributing Participant's Elective Deferral.

              Option 2: [_] An amount equal to the sum of ____% of the portion of such Contributing Participant's Elective Deferral which does not exceed ____% of the Contributing Participant's Compensation plus ____% of the portion of such contributing Participant's Elective Deferral which exceeds ____% of the Contributing Participant's Compensation.

              Option 3: [_]  Other Formula, (Specify)
                                                     ---------------------------
              NOTE: If Option 3 is selected, the formula specified can only allow Matching Contributions to be made with respect to a Contributing Participant's Elective Deferrals.

  Part C Limit on Matching Contributions. Notwithstanding the matching contribution formula specified above, the Employer will not match a Contributing Participant's Elective Deferrals in excess of $____ or ____% of such Contributing Participant's Compensation.

  Part D Forfeitures of Excess Aggregate Contribution. Complete Part D only if Matching Contributions are not 100% Vested.

              Forfeitures of Excess Aggregate Contributions shall be (Choose one):

              Option 1: [_] Allocated, after all other Forfeitures under the Plan, to each Contributing Participant's Matching Contribution account in the ratio which each Contributing Participant's Compensation for the Plan Year bears to the total Compensation of all Contributing Participants for such Plan Year. Such Forfeitures will not be allocated to the account of any Highly Compensated Employee.

              Option 2: [X]  Applied to reduce Employer Contributions.
              Note: If no option is selected, Option 2 will be deemed to be selected.

Section 6     Qualified Nonelective Contributions

  Part A Will the Employer make Qualified Nonelective Contributions to the Plan? (Choose one)

              Option 1: [X]  Yes.
              Option 2: [_]  No.

              If the Employer will make Qualified Nonelective Contributions, then the amount of such contribution to the Plan for each Plan Year shall be an amount determined by the Employer. NOTE: If no option is selected, Option 2 will automatically apply. Complete the remainder of Section 6 only if Option 1 is selected.

  Part B Participants Entitled to Qualified Nonelective Contributions. Allocation of Qualified Nonelective Contributions shall be made to the Individual Accounts of (Choose one):

              Option 1: [_]  All Participants.
              Option 2: [X] Only Participants who are not Highly Compensated Employees.

  Part C Allocation of Qualified Nonelective Contributions. Allocation of Qualified Nonelective Contributions to Participants entitled thereto shall be made (Choose one):

              Option 1: [X] In the ratio which each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for such Plan Year.

              Option 2: [_] In the ratio which each Participant's Compensation not in excess of $____________ for the Plan Year bears to the total Compensation of all Participants not in excess of $________ for such Plan Year.

Section 7     Employer Profit Sharing Contribution and Allocation Formula

  Part A Contribution Formula. For each Plan Year the Employer may, in Its sole discretion, contribute to the Plan an amount to be determined from year to year.

  Part B      Allocation Formula (Check Option 1 or 2):

              Option 1: [X] Pro Rata Formula. Employer Contributions made pursuant to this Section and Forfeitures shall be allocated to the Individual Accounts of qualifying Participants in the ratio that each qualifying Participant's Compensation for the Plan Year bears to the total Compensation of all qualifying participant's for the Plan Year.

              Option 2: [_] Integrated Formula. Employer Contributions made pursuant to this Section and Forfeitures shall be allocated as follows (Start with Step 3 if this Plan is not a Top-Heavy Plan):

                   Step 1. Employer Contributions and Forfeitures shall first be allocated pro rata to qualifying Participants in the manner described in Section 7, Part B, Option 1. The percent so allocated shall not exceed 3% of each qualifying participant's Compensation.

                   Step 2. Any Employer Contributions and Forfeitures remaining after the allocation in Step 1 shall be allocated to each qualifying Participant's Individual Account in the ratio that each qualifying Participant's Compensation for the Plan Year in excess of the integration level bears to all qualifying Participants' Compensation in excess of the integration level, but not in excess of 3%.

                   Step 3. Any Employer Contributions and Forfeitures remaining after the allocation in Step 2 shall be allocated to each qualifying Participant's Individual Account in the ratio that the sum of each qualifying Participant's total Compensation and Compensation in excess of the integration level bears to the sum of all qualifying Participants' total Compensation and Compensation in excess of the integration level, but not in excess of the profit sharing maximum disparity rate as described in Section 3.01(B)(3) of the Plan.

                   Step 4. Any Employer Contributions and Forfeitures remaining after the allocation in Step 3 shall be allocated pro rata to qualifying Participants in the manner described in Section 7, Part B, Option 1.

              The Integration level shall be (Choose one):

              Option 1:  [_] The Taxable Wage Base
              Option 2:  [_] $________ (a dollar amount less than the Taxable
                         Wage Base)
              Option 3:  [_] ____% of the Taxable Wage Base

              NOTE: If no box is checked, the integration level shall be the Taxable Wage Base.

Section 8     Vesting Complete Parts A and B

  Part A      Vesting Schedules.

              A Participant shall become Vested in his or her Individual Account attributable to Employer Contributions made pursuant to Section 7 of the Adoption Agreement (and Forfeitures thereof) as follows (Choose one):

-------------------------------------------------------------------------------------------------
     YEARS OF                             VESTED PERCENTAGE
 VESTING SERVICE     Option 1 [_]    Option 2 [X]    Option 3 [_]    Option 4 [_] (Complete _____)
-------------------------------------------------------------------------------------------------
        1                      0%              0%             100%   ____%
        2                     20%              0%             100%   ____%
        3                     40%            100%             100%   ____% (not less than 20%)
        4                     60%            100%             100%   ____% (not less than 40%)
        5                     80%            100%             100%   ____% (not less than 60%)
        6                    100%            100%             100%   ____% (not less than 80%)
        7                    100%            100%             100%   ____% (not less than 100%)
-------------------------------------------------------------------------------------------------
            NOTE:  If left blank Option 3, 100% vesting will be deemed to be selected.


  Part B Vesting of Matching Contributions. A Participant's Individual Account derived from Matching Contributions made pursuant to
              Section 5 of this Adoption Agreement shall be (Choose one if Matching Contributions will be made):

              Option 1: [_]  100% Vested at all times
              Option 2: [X] Vested in accordance with the vesting schedule selected in Section 8, Part A above.
              NOTE: If no selection is made, the selection shall be deemed to be Option 1

Section 9     Normal Retirement Age

              The Normal Retirement Age under the Plan is age 65 (not to exceed
              85).
              NOTE: If left blank, the Normal Retirement Age will be deemed to be age 59 1/2.

Section 10    Hours Required Complete Parts A and B and Part C, if applicable

  Part A 1000 Hours of Service (no more than 1,000) shall be required to constitute a Year of Vesting Service or a Year of Eligibility Service.

  Part B 500 Hours of Service (no more than 500 but less then the number specified in Section 10, Part A) must be exceeded to avoid a Break in Vesting Service or a Break in Eligibility Service.

  Part C For purposes of determining Years of Eligibility Service and Years of Vesting Service, Employees shall be given credit for Hours of Service with the following predecessor employer(s) (Complete if
              applicable):    N/A
                          --------------------------------

  Section 11     Other Options          Answer "Yes" or "No" to each of the following
                                        questions by checking the appropriate box. If a box is not checked for a question, the answer will be deemed to
                                        be "No".

A.  Loans: Will loans to Participants pursuant to Section 6.08 of the Plan be permitted?                        [X] Yes  [_] No

B.  Participant Direction of Investments: Will Participants be permitted to direct the investment of their      [X] Yes  [_] No
    Individual Accounts, pursuant to Section 5.14 of the Plan?

C.  In-Service Withdrawals: Will Participants be permitted to make withdrawals during Service pursuant to       [_] Yes  [X] No
    Section 6.01(A)(3) of the Plan? Check here if such withdrawals will be permitted only on account of hardship. Note: If the Plan is being adopted to amend and replace a Prior Plan which permitted in-service withdrawals you must answer "Yes".

D.  Nondeductible Employee Contributions: Will Participants be permitted to make Nondeductible Employee         [_] Yes  [X] No
    Contributions pursuant to Section 11.304 of the Plan?

F.  Hardship Withdrawals: Will Participants be permitted to withdraw Elective Deferrals on account of           [_] Yes  [X] No
    hardship pursuant to Section 11.503 of the Plan?

Section 12    Joint and Survivor Annuity

  Part A Retirement Equity Act Safe Harbor. Will the safe harbor provisions of Section 6.05(F} of the Plan apply (Choose one)?

              Option 1: [X]  Yes.
              Option 2: [_]  No.

              NOTE: You must select "No." if you are adopting this Plan as an amendment and restatement of a Prior Plan that was subject to the joint and survivor annuity requirements

     Part B   Survivor Annuity Percentage: Complete only if your answer in
              Section 12, Part A is "No." The survivor annuity portion of the Joint and Survivor Annuity shall be a percentage equal to ____% (at least 50%, but no more than 100%) of the amount paid to the Participant prior to his or her death.

Section 13    Additional Plans

              An Employer who has ever maintained or who later adopts any plan (including a welfare benefit fund, as defined in Section 419(e) of the Code, which provides post-retirement medical benefits allocated to separate accounts for key employees as defined in
              Section 419A(d)(3) of the Code or an individual medical account, as defined in Section 415(1)(2) of the Code) in addition to this Plan (other than a paired standardized regional prototype plan) may not rely on the notification letter issued by the National or District Office of the Internal Revenue Service as evidence that this Plan is qualified under Section 401 of the Code. If the Employer who adopts or maintains multiple plans or who may not rely on this notification letter pursuant to the preceding sentence wishes to obtain reliance that the Employer's plan(s) are qualified, application for a determination letter should be made to the appropriate Key District Director of Internal Revenue.

              This Adoption Agreement may be used only in conjunction with Basic Plan Document No. 01.

Section 14    Employer Signature        Important: read before signing

              I am an authorized representative of the Employer named above and I state the following:

              1. I acknowledge that I have relied upon my own advisors regarding the completion of this Adoption Agreement and the legal tax implications of adopting this Plan.
              2. I understand that my failure to properly complete this Adoption Agreement may result in disqualification of the Plan.
              3. I understand that the Regional Prototype Sponsor will inform me of any amendments made to the Plan and will notify me should it discontinue or abandon the Plan.
              4. I have received a copy of this Adoption Agreement and the corresponding Basic Plan Document.

Signature for                                               Date Signed
Employer           /s/ Felix Lin
                   ----------------------              -------------------------
Type Name          Felix Lin
                   ----------------------

Section 15        Trustee or Custodian      Check and complete only one option

    Option A.     [X]Individual Trustee(s)

Signature         /s/ Felix Lin               Signature
                  ------------------------             -------------------------
Type Name             Felix Lin               Type Name
                  ------------------------             -------------------------

   Option B.      [_] Financial Organization as Trustee or Custodian
                  Check One:  [_] Custodian,
                              [_] Trustee without full trust powers, or
                              [_] Trustee with full trust powers
                              NOTE: Custodian will be deemed selected if no box
                                    is checked.

Financial
Organization
             -------------------------------------------------------------------
Signature
             -------------------------------------------------------------------
Type Name
             -------------------------------------------------------------------

Section 16   Regional Prototype Sponsor

  Name of Regional Prototype Sponsor    Paychex Retirement Services
  Address                               72 Perinton Parkway
                                        Fairport, NY 14450
  Telephone Number                      800-472-0072

Section 17   Limitation on Allocations

                                      More Than One Plan

             If you maintain or ever maintained another qualified plan (other than a paired standardized regional prototype plan) in which any Participant in this Plan is (or was) a Participant or could become a Participant, you must complete this section. You must also complete this section if you maintain a welfare benefit fund, as defined in Section 419(e) of the Code or an individual medical account, as defined in Section 415(l)(2) of the Code under which amounts are treated as annual additions with respect to any Participant in this Plan.

  Part A If the Participant is covered under another qualified defined contribution plan maintained by the Employer, other than a regional prototype plan:

             1. [_] The provisions of Section 3.05(B)(1) through 3.05(B)(6) of the Plan will apply as if the other plan were a regional prototype plan.

             2. [_] Other method. (Provide the method under which the plans will limit total annual additions to the maximum permissible amount, and will properly reduce any excess amounts, in a manner that precludes Employer discretion.

                         N/A
             -------------------------------------------------------------------

     Part B If the Participant is or has ever been a participant in a defined benefit plan maintained by the Employer, the Employer will provide below the language which will satisfy the 1.0 limitation of Section 415(e) of the Code. Such language must preclude Employer discretion. (Complete)

             -------------------------------------------------------------------

     Part C  The limitation year is the following 12 consecutive month period:

             -------------------------------------------------------------------

Section 18   Elective Deferrals Based Exclusively on Bonuses

             May a contributing Participant base Elective Deferrals on cash bonuses that, at the Contributing Participant's election, may be contributed to the Plan or received by the Contributing Participant in cash (Choose one)?

             Option 1: [_]  Yes.
             Option 2: [X]  No.

             Note: Answer "yes" only if Elective Deferrals will be used exclusively on cash bonuses rather than payroll deductions. If no option is selected, Option 2 will automatically apply.